UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 7, 2017

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue

Glendale, California	91203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (e)     At a regularly-scheduled meeting of the Board of Directors (the “Board”) of Avery Dennison Corporation (the “Company”) held on December 7, 2017, Dean A. Scarborough, Executive Chairman, notified the Board that he would be retiring from the Company at the end of the year.  Mr. Scarborough will no longer be an employee of the Company after December 31, 2017 though he will continue to serve as non-executive Chairman.  As Chairman, Mr. Scarborough’s compensation will be pursuant to the Company’s non-employee director compensation program, as described in the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on March 10, 2017.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)           On and effective as of December 7, 2017, upon the recommendation of the Governance and Social Responsibility Committee, the Board adopted Amended and Restated Bylaws to implement proxy access.  Article II, Section 17 has been added to permit a stockholder or group of no more than 20 stockholders owning 3% or more of the Company’s common stock continuously for at least three years to nominate and include in the Company’s proxy materials with respect to an annual meeting of stockholders, director candidates not to exceed the greater of (i) two and (ii) 20% of the total number of directors in office (rounded down to the nearest whole number), provided that the stockholder or group and each director nominee satisfy the applicable requirements specified in the Amended and Restated Bylaws.  The Amended and Restated Bylaws reflect a few other changes to accommodate and reference the new proxy access provision, make certain administrative changes and account for changes in Delaware law since the bylaws were last revised.

The foregoing summary is qualified by reference to the Amended and Restated Bylaws, marked to show the changes described above, which is filed as Exhibit 3.1(ii) to this Form 8-K and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Exhibit Title

3.1(ii)	Amended and Restated Bylaws of Avery Dennison Corporation, effective December 7, 2017, marked to show changes

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1(ii)	Amended and Restated Bylaws of Avery Dennison Corporation, effective December 7, 2017, marked to show changes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: December 8, 2017
	By:	/s/ Mitchell R. Butier
		Name:	Mitchell R. Butier
		Title:	President and Chief Executive Officer